Intangible assets, net - Schedule of Finite Lived Intangible Assets Future Amortization Expense (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2022	$ 15,577
2023	15,577
2024	15,577
2025	5,783
2026	5,799
2027 and thereafter	13,528
Total	$ 71,841